                        MASSMUTUAL INSTITUTIONAL FUNDS
                    Supplement dated March 17, 2004 to the
                      Prospectus dated December 31, 2003

     This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

     The following information replaces similar information found under the heading "Principal Investment Strategies and Risks" for the Destination Retirement 2020 Fund:

    . Assets are allocated among underlying MassMutual Institutional Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 25% in equity funds and 75% in fixed-income funds, including money market funds (approximately five to ten years after the year 2020).

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     B2098-04-3